SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Vertical Capital Income Fund

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

_______________________________________________________________________________

2)	Aggregate number of securities to which transaction applies:

_______________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________________________________________________

4)	Proposed maximum aggregate value of transaction:

_______________________________________________________________________________

5)	Total fee paid:

_______________________________________________________________________________

☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

_______________________________________________________________________________

2)	Form, Schedule or Registration Statement No.:

_______________________________________________________________________________

3)	Filing Party:

_______________________________________________________________________________

4)	Date Filed:

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Vertical Capital Income Fund

Template Emails for Proxy Solicitation

Template #1:

Dear [Financial Advisor]:

I wanted to reach out to encourage your investors to cast their proxy vote for the Vertical Capital Income fund, mailed last week.  I will give you a call in the next day or so if you would like to speak in person.

Thanks,

[Name]

Oakline Advisors

Template #2:

Dear [Financial Advisor]:

This email is a follow up to the message I left you regarding the shareholder proxy for the Vertical Capital Income Fund. We are reaching out to advisors to answer any questions and hopefully gain support for the proposal. If you would like to speak with myself or a member of my team, please leave a message at (469) 341-2300 and someone will get back to you.

Thanks,

[Name]

Oakline Advisors